                                                                    EXHIBIT 10.3

                           RELOCATION LOAN AGREEMENT


     THIS RELOCATION LOAN AGREEMENT ("Agreement") is entered into as of the 14th day of April, 1998, by and between OBJECTIVE SYSTEMS INTEGRATORS, INC., a Delaware corporation (the "Company"), and JAMES K.R. SOUDERS, an unmarried man ("Employee").


                                    RECITALS
                                    --------

     A. Employee is employed by the Company as its Executive Vice President of Sales and Marketing.

     B. In connection with his employment with the Company, Employee has found it necessary to relocate his principal place of residence.

     C. To aid Employee in such relocation, the Company and Employee desire that the Company loan to Employee the sum of Four Hundred Thousand Dollars ($400,000.00) to assist Employee in purchasing a new principal residence in the vicinity of the offices of the Company.

     NOW, THEREFORE, the Company and Employee agree as follows:

                                   AGREEMENT
                                   ---------

     1.   LOAN:  The Company shall lend to Employee the amount of Four Hundred
          ----
Thousand Dollars ($400,000.00), which amount shall be used by Employee for the sole purpose of purchasing a new residence located in the Folsom, California area, pursuant to the terms and conditions set forth herein (the "Loan").

     2.   PROMISSORY NOTE:  Concurrently upon execution of this Agreement,
          ---------------
Employee shall execute and deliver to the Company the following: (i) one (1) original promissory note in the amount of Four Hundred Thousand Dollars ($400,000.00) in substantially the same form as Exhibit A attached hereto (the
                                                ---------
"Note"); and (ii) Employee shall execute a Certificate of Employee in substantially the same form as Exhibit B attached hereto.
                               ---------

     3.   DEED OF TRUST:   Concurrently upon execution of this Agreement,
          -------------
Employee shall duly execute and deliver to the Company one (1) original, validly acknowledged deed of trust on Lot 39 of Sammamish 95, as per plat recorded in volume 141 of plats, pages 21 through 25, Records of King County, Washington State (the "Washington Property"), in substantially the same form as Exhibit C
                                                                     ---------
attached hereto, with all uncompleted information fully completed (the "Deed of Trust").

     4.   EMPLOYEE'S REPRESENTATIONS AND WARRANTIES:  Employee hereby makes the
          -----------------------------------------
following representations and warranties to the Company and acknowledges that the Company is relying on such representations in making the Loan:

          A. Employee has good and marketable title to the Washington Property free and clear of any security interests, liens or encumbrances securing monetary obligations other than a first deed of trust dated on or about February 28, 1997, constituting a first lien against the Washington Property in favor of Norwest Mortgage, Inc., securing a loan with a principal balance not in excess of Two Hundred Fourteen Thousand Dollars ($214,000) ("First Deed of Trust").

          B. The consent of no other person or entity is required to grant the security interest in the Washington Property to the Company evidenced by the Deed of Trust.

          C. There are no actions, proceedings, claims or disputes pending or, to Employee's knowledge, threatened against or affecting Employee, or the Washington Property.

     5.   CERTIFICATION BY EMPLOYEE:  Employee hereby certifies to the Company
          -------------------------
as follows:

          A. Employee understands that the Loan provided by this Agreement between the Company and Employee is not transferable by the Employee and is conditioned on the future performance of substantial services by the Employee. Employee further agrees that the Loan proceeds will be used only to purchase a principal residence for Employee being acquired in connection with the commencement of employment at a "new principal place of work" within the meaning of Section 217 of the Internal Revenue Code of 1986, as amended.

          B. Employee reasonably expects to be entitled to and will itemize deductions each year that the loan is outstanding.

          C. The loan proceeds will be used only to purchase a new residence for Employee.

     6.    EMPLOYEE'S ADDITIONAL OBLIGATIONS:  Employee shall take any and all
           ---------------------------------
further actions that may from time to time be required to ensure that the Deed of Trust creates a valid lien on the Washington Property in favor of the Company, which shall secure the Note and be junior in priority only to the First Deed of Trust. Employee shall furnish evidence reasonably satisfactory to the Company that: (i) Employee has good and marketable title to the Washington Property; (ii) the consent of no other person or entity is required to grant a security interest in the Washington Property to the Company; and (iii) there is no other deed of trust, mortgage or encumbrance against the Washington Property other than the First Deed of Trust. If it should be hereafter determined that there are defects against title or matters which could result in defects against title to the Washington Property or that the consent of another person or entity is required to grant to and perfect in the Company a valid second-priority lien on the Washington Property, Employee shall promptly take all action necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Washington Property. Failure of Employee to comply with the provisions of this paragraph 6 shall be deemed a default under the Note and the Deed of Trust.

     7.   MATURITY EVENT:  The outstanding balance of the Note secured by the
          --------------
Deed of Trust shall be due and payable, to the extent permitted by law, upon the Maturity Event which is defined in this Agreement and will be identified in the Note and Deed of Trust as the earlier of any of the following events: (a) the termination or cessation of Employee's employment with the Company for any reason, whether voluntary or involuntary, and whether with cause or without cause, (b) any default in the performance of any obligation of Employee contained in the Deed of Trust, the First Deed of Trust, or any other deed of trust, security agreement or other agreement (including any amendment, modification or extension thereof) which may hereafter be executed by Employee for the purpose of securing the Note; (c) Employee voluntarily or by operation of law sells, conveys, assigns, or otherwise transfers or agrees to sell, convey or otherwise transfer, all or any portion of, or any interest in, the Washington Property without the prior written consent of the Company; (d) Employee (i) admits in writing his inability to pay debts, (ii) makes an assignment for the benefit of creditors, (iii) files a voluntary petition in bankruptcy, effects a plan or other arrangement with creditors, liquidates his assets under an arrangement with creditors, or liquidates his assets under court supervision,
(iv) has an involuntary petition in bankruptcy filed against him that is not discharged within sixty (60) days after such petition is filed, or (v) applies for or permits the appointment of a receiver or trustee or custodian for any of his property or assets who is not discharged within sixty (60) days after the date of appointment; (e) the passing of sixty (60) days after the date of this Agreement, or if later, the date of the Note; (f) Employee breaches any representation or warranty contained herein, in the Note or the Deed of Trust, or any agreement or instrument executed in connection with this Loan proves to have been false or misleading in any material respect; (g) the Deed of Trust (as defined herein) encumbering the Washington Property is not duly executed, validly acknowledged, and delivered by Employee concurrently with the Note; (h) the death of Employee; or (i) Employee conveys to any person or entity title to the Washington Property.

     8.   REPAYMENT OF LOAN:  Notwithstanding anything to the contrary herein,
          -----------------
if a Maturity Event (as defined herein and in the Note), occurs at any time within fifteen (15) days after the date of this Agreement, or if later, the date of the Note, Employee shall pay to the Company the entire principal amount of the Loan plus all accrued interest, and any other sums due under the Note or this Agreement.

     9.   ENTIRE AGREEMENT:  This Agreement, the Note and the Deed of Trust,
          ----------------
constitute the full and entire understanding and agreement between the parties hereto with regard to the subject hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought. No waiver of any provision of this Agreement, the Note or the Deed of Trust shall be effective unless in writing and the waiver of any one provision shall not be deemed a waiver of any other provision unless expressly stated in writing.

     10.  NO COVENANT FOR EMPLOYMENT OR ADVANCES:  Employee understands and
          --------------------------------------
acknowledges that this Agreement does not constitute an employment agreement or a promise by the Company to continue Employee's employment.

     11.  NOTICES:  All notices and other communications required or permitted
          -------
hereunder shall be in writing and may be given by (a) personal delivery, (b) certified mail, postage prepaid, return-receipt requested, (c) courier service, fully prepaid, or (d) facsimile. Any such notice shall be properly addressed to the address of the parties set forth on the signature page hereto and shall be deemed to have been given (i) if personally delivered, when delivered, (ii) if by certified mail, return-receipt requested, when delivered or refused, (iii) if by courier service, on the next business day following deposit, cost prepaid, with Federal Express or similar private carrier, or (iv) if by facsimile, instantaneously upon confirmation of receipt of facsimile. Company or Employee may change its address by giving notice of the same in accordance with this Paragraph. The term "business day" shall mean a day on which the carrier used (Federal Express or other private carrier, or the U.S. Postal Service, as applicable) delivers, whether by special request or in the ordinary course of operations.

     12.  ASSIGNMENT:  Employee may not assign its rights and/or duties under
          ----------
this Agreement to any other person or entity without the prior written consent of the Company, which consent may be withheld at the Company's sole discretion. The Company may assign the Note and the Deed of Trust at any time in its sole discretion.

     13.  INCOME TAX CONSEQUENCES:  Employee hereby acknowledges that the
          -----------------------
Company has made no representation or warranty to Employee concerning the income tax consequences of the Loan to Employee and Employee agrees that Employee shall be solely responsible for ascertaining and bearing such tax consequences and any potential tax liabilities that may arise in connection herewith.

     14.  EXHIBITS:  All Exhibits attached hereto are incorporated herein by
          --------
this reference.

     15.  GOVERNING LAW:  This Agreement shall be governed in all respects by
          -------------
the laws of the State of California.

     16.  HEADINGS:  The titles and headings of the various paragraphs hereof
          --------
are intended for means of reference and are not intended to place any construction on the provisions hereof.

     17.  INVALIDITY:  If any provision of this Agreement shall be invalid or
          ----------
unenforceable the remaining provisions shall not be affected thereby and every provision hereof shall be valid and enforceable to the fullest extent permitted by law.

     18.  COUNTERPARTS:  This Agreement may be executed in one (1) or more
          ------------
separate counterparts, each of which, when so executed, shall be deemed to be an original. Such counterparts, together, shall constitute one and the same instrument.

     19.  ACKNOWLEDGMENT:  THIS AGREEMENT, THE NOTE, THE DEED OF TRUST AND ALL
          --------------
RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION;
(b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE OR THAT THEY HAVE VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS AGREEMENT, THE NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS AGREEMENT, THE NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS AGREEMENT.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

EMPLOYEE:                           EMPLOYER:

JAMES K.R. SOUDERS,                 OBJECTIVE SYSTEMS
an unmarried man                    INTEGRATORS, INC.,
                                    a Delaware corporation


  /s/ James K.R. Souders            By:    /s/ Philip N. Cardman
______________________________         _________________________________
Date:  April 14, 1998               Its:   V.P. General Counsel
     _________________________          ________________________________
                                           April 14, 1998
                                    Date: ______________________________


                                    By:    /s/ David M. Allen
                                       _________________________________
                                    Its:   V.P. Finance & Admin. and CEO
                                        ________________________________

                                    Date: ______________________________


                                    By:    /s/ Tom L. Johnson
                                       _________________________________
                                    Its:   Co-CEO
                                        ________________________________

                                    Date: ______________________________


Address: Objective Systems Integrators Inc.      Address: Objective Systems Integrators Inc.
         __________________________________               __________________________________
         100 Blue Ravine Rd.                              100 Blue Ravine Rd.
         __________________________________               __________________________________
         Folsom, CA  95630                                Folsom, CA  95630
         __________________________________               __________________________________
         __________________________________               __________________________________
                                                                  Legal Dept.
         ATTN: ____________________________               ATTN: ____________________________

Facsimile                                        Facsimile      (916) 353-0647
Number:  __________________________________      Number:____________________________________

                                   EXHIBIT B
                                   ---------


                            CERTIFICATE OF EMPLOYEE
                            -----------------------


     The undersigned Employee hereby certifies to Objective Systems Integrators, Inc. (the "Company") as follows:

     1. He understands that the interest-free loan (the "Loan") provided for by the Relocation Loan Agreement dated the date hereof between the Company and Employee is not transferable by Employee and is conditioned on the future performance of substantial services by Employee.

     2. The Loan proceeds will be used only to purchase a principal residence of Employee being acquired in connection with the commencement of employment at a "new principal place of work" within the meaning of Section 217 of the Internal Revenue Code of 1986, as amended.

     3. Employee reasonably expects to be entitled to and will itemize deductions each year the Loan is outstanding.

     4. Employee's immediately former principal residence shall not be converted to business or investment use.



April 14, 1998

                                        /s/ James K.R. Souders
                                    ________________________________
                                            James K.R. Souders